EXHIBIT 10.1

                                SECOND AMENDMENT

                            Dated as of May 23, 2003


     This SECOND AMENDMENT (the "Second Amendment") among AVADO BRANDS, INC., a Georgia corporation ("Borrower"), each of the lenders that from time to time is a party to the Credit Agreement (referred to below) as lenders (such lenders, each individually a "Lender" and collectively, the "Lenders"), HILCO CAPITAL LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, the "Administrative Agent"), and DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as collateral agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, the "Collateral Agent").


                             PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders, the Administrative Agent and the Collateral Agent have entered into the Third Amended and Restated Credit Agreement dated as of March 21, 2003, as amended from time to time including that certain First Amendment dated as of May 8, 2003 (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

     (2) The Borrower has requested that certain revisions be made to the Credit Agreement and the Lenders have agreed to make such revisions on the terms and subject to the conditions set forth in this Second Amendment.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) Section 8.19 of the Credit Agreement is amended by adding clause (c) to the end of such Section to read as follows:

     "(c) Notwithstanding any provisions of this Section 8.19 to the contrary, the Borrower shall have an extension to satisfy the post-closing requirements set forth in this Section 8.19 as follows:

     (i) With respect to Section 8.19(a)(i), all post-closing requirements shall be completed by June 23, 2003 for Don Pablo's #62, Don Pablo's #86 and Don Pablo's #93.

     (ii) With respect to Section 8.19(a)(ii), all post-closing requirements shall be completed by June 23, 2003 for Don Pablo's #92."

     SECTION 2. Conditions of Effectiveness. This Second Amendment shall become effective (the "Effective Date") as of the May 23, 2003 when the Collateral Agent shall have received counterparts of this Second Amendment executed by the Borrower and the Requisite Lenders.

     SECTION 3. Representations and Warranties of the Borrowers. The Borrower represents and warrants as follows:

     (a)  After   giving   effect  to  this   Second   Amendment,   all  of  the
representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true in all material respects.

     (b) After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing (other than due to Borrower's failure to pay the scheduled rent payment due on April 30, 2003 under the SunTrust Master Lease Documents).

     SECTION 4. Reference to and Effect on the Loan Documents. Upon the effectiveness of Section 1 of this Second Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

     (b) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 6. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                           [Signature page to follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.

                               AVADO BRANDS, INC.



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               HILCO CAPITAL LP,
                               as Administrative Agent and Lender



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as Collateral Agent and Lender



                               By:
                                     -----------------------------------

                                     -----------------------------------


                               DB SPECIAL OPPORTUNITIES LP



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               HIGHBRIDGE/ZWIRN
                               SPECIAL OPPORTUNITIES FUND, L.P.



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               TRS METIS LLC



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


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